                                                                    EXHIBIT 10.5



                     MEMORANDUM OEM MANUFACTURING AGREEMENT

         This Memorandum OEM Manufacturing Agreement ("MOEMMA") is made and effective as of this 9th day of January, 2002, by and among EchoStar Satellite Corporation ("ESC"), having a place of business at 5701 S. Santa Fe Drive, Littleton, Colorado 80120, EchoStar Technologies Corporation ("ETC"), having a place of business at 90 Inverness Circle East, Englewood, Colorado 80112, and Thomson multimedia, Inc. ("Licensee"), having a place of business at 10330-No. Meridian Street, Indianapolis, Indiana 46290.

                                  INTRODUCTION

         This MOEMMA confirms the terms and conditions upon which: (i) Licensee shall manufacture (under license from ETC) Licensee Receivers, and (ii) Licensee shall manufacture (under license from ETC) ETC Receivers.

1.       DEFINITIONS

         In addition to any other defined terms in this MOEMMA and except as otherwise expressly provided for in this MOEMMA, the following terms shall have the following meanings:

         1.1 "Affiliate" shall mean, with respect to a party, any person or entity directly or indirectly controlling, controlled by, or under common control with such party.

         1.2 "DBS" shall mean direct broadcast satellite.

         1.3 "DISH Network" shall mean the DBS network owned and operated in the United States by ESC and its Affiliates.

         1.4 "DTH" shall mean direct-to-home.

         1.5 "ETC Receiver Specifications" shall mean those specifications defining Dish Network broadcast reception requirements, Receiver performance requirements, Receiver mechanical configuration, and other Receiver form, fit, look, feel and function as specified by ETC from time to time.

         1.6 "ETC Receivers" shall mean Receivers that are manufactured in strict conformance with the ETC Receiver Specifications by Licensee or on behalf of Licensee by a Permitted Contractor and branded with such trademarks as ETC may designate from time to time in its sole judgment.

         1.7 "ETC Technology" shall have the meaning ascribed to that term in
Section 2.1 below.



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                                                                    EXHIBIT 10.5


         1.8 "License" shall have the meaning ascribed to that term in Section
2.2 below.

         1.9 "License Fee" shall have the meaning ascribed to that term in
Section 2.4 below.

         1.10 "Licensed Technology" shall have the meaning ascribed to that term in Section 2.2 below.

         1.11 "Licensee Receivers" shall mean Receivers that are manufactured in strict conformance with the ETC Receiver specifications by Licensee or on behalf of Licensee by a Permitted Contractor. Licensee shall be entitled to apply Licensee branding to Licensee Receivers in accordance with ETC's trademark usage guidelines, as such guidelines may change from time to time upon written notice to Licensee.

         1.12 "Permitted Subcontractor" shall have the meaning ascribed to that term in Section 2.3.3 below.

         1.13 "Receiver" shall mean a digital DBS receiver that: (i) is a stand-alone set top box or integrated with another consumer electronics device in a set top box configuration; (ii) is solely compatible with DISH Network; and
(iii) is intended for resale solely in the Territory.

         1.14 [CONFIDENTIAL INFORMATION OMITTED]

         1.15 "Territory" shall mean the geographic boundaries of the continental United States.

2.       LICENSE

         2.1 Background. ETC and its Affiliates have designed, developed and acquired through license, and continue to design, develop and attempt to acquire through license, certain intellectual property and other proprietary technology for the design, development and manufacture of current and next generation Receivers (the "ETC Technology"). The preceding sentence shall not be construed as limiting the right of Licensee to directly license from third parties any technology proprietary to such third party for purposes unrelated to Licensee's relationship with ETC and ESC.

         2.2 Grant of License. Subject to the terms and conditions set forth below (including without limitation payment of the License Fee pursuant to Section 2.4 below and the restrictions set forth in Section 2.3 below), ETC hereby grants to Licensee a limited, non-exclusive, non-transferable, non-sublicensable, indivisible license (the "License") to use the ETC Technology that is owned exclusively by ETC and its Affiliates and the ETC Technology that ETC and its Affiliates have the right to sublicense to Licensee (collectively, the "Licensed Technology") solely for the purposes



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                                                                    EXHIBIT 10.5


of manufacturing ETC Receivers and Licensee Receivers in strict conformance with ETC Receiver Specifications (absent prior written agreement by ETC to deviations from the ETC Receiver Specifications, which agreement shall not be unreasonably withheld) and, provided that the parties can agree upon mutually acceptable terms, selling such ETC Receivers and Licensee Receivers directly to ETC, its Affiliates and designees; provided that the License to use any ETC Technology that is not owned exclusively by ETC or its Affiliates shall be subject to the standard terms and conditions applicable to the disclosure and use of such information, which may include, among other things, the payment of additional license fees and/or royalties by the Licensee or ETC as is mutually agreed upon by the parties.

         2.3 License Restrictions.

                  2.3.1 Licensee will not be entitled to manufacture any Licensee Receivers under any third party brand names, without the prior written consent of ETC and ESC, which consent may be withheld in ETC and ESC's sole judgment. ETC shall commence delivery of Licensed Technology to Licensee following payment of the first installment of the License Fee by Licensee. In no event shall a party be obligated to provide any technology or other information to another party unless the provision of such technology and information is in full compliance with applicable laws and regulations of the United States, including, but not limited to, those relating to the export of technology.

                  2.3.2 Licensee shall not be entitled to use any ETC Technology for any purpose not expressly set forth in this MOEMMA without ETC's prior written consent, which consent ETC may withhold in its sole judgment. [CONFIDENTIAL INFORMATION OMITTED] ETC shall use its reasonable commercial efforts to compile for Licensee a list of ETC Technology which is proprietary to ETC, provided the parties recognize such list will not be entirely comprehensive.

                  2.3.3 Licensee shall have no right to grant sublicenses with respect to the Licensed Technology, without the prior written consent of ETC, which consent may be withheld in ETC's sole judgment. [CONFIDENTIAL INFORMATION OMITTED]

         2.4 License Fee. In consideration for the License and related technical assistance to be furnished to Licensee by ETC, effort expended by ETC, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensee irrevocably and absolutely agrees to pay to ETC the amount of [CONFIDENTIAL INFORMATION OMITTED]

         2.5 Smart Cards.

                  2.5.1 Smart Cards. Licensee shall purchase all Smart Cards necessary to develop and manufacture Licensee Receivers and ETC Receivers and to fulfill its warranty




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                                                                    EXHIBIT 10.5

obligations regarding Licensee Receivers and ETC Receivers under the terms of this MOEMMA exclusively from ETC. [CONFIDENTIAL INFORMATION OMITTED]

                  2.5.2 Subject to Section 2.5.1 above, ETC agrees to supply Smart Cards to Licensee to manufacture or have manufactured ETC Receivers and Licensee Receivers at the price of [CONFIDENTIAL INFORMATION OMITTED] per Smart Card.

                  2.5.3 Subject to Section 2.5.1 above, ETC agrees to supply Smart Cards to Licensee to: (i) develop ETC Receivers and Licensee Receivers, and (ii) perform or have performed warranty repair of Licensee Receivers and ETC Receivers at the initial price of [CONFIDENTIAL INFORMATION OMITTED] per Smart Card. [CONFIDENTIAL INFORMATION OMITTED]

         2.6 Purchases by ETC.

                  2.6.1 Licensee agrees to manufacture and sell to ETC, and ETC agrees to purchase from Licensee, [CONFIDENTIAL INFORMATION OMITTED] Receivers [CONFIDENTIAL INFORMATION OMITTED] commencing with ETC approval of the first mass production run of Receivers by Licensee, provided that Licensee can meet ETC's reasonable manufacture and delivery requirements and further provided that ETC's agreement to purchase shall terminate and be of absolutely no force or effect if for any reason whatsoever an agreement for the sale by Licensee of Receivers has not been executed by Licensee, ETC and ESC within [CONFIDENTIAL INFORMATION OMITTED] of the date of this MOEMMA. [CONFIDENTIAL INFORMATION OMITTED]

                  2.6.2 ETC shall be entitled to choose, in its sole judgment from available Receiver models, the ETC Receiver models that it will purchase. ETC's purchase obligations under Section 2.6.1 shall be contingent upon: (i) the ETC Receivers meeting ETC's quality and compatibility standards; [CONFIDENTIAL INFORMATION OMITTED] Licensee shall have no right whatsoever to affix any Licensee branding or other marks to ETC Receivers without ETC's prior written consent, which consent may be withheld in ETC's sole judgment.

                  2.6.3 Except as expressly set forth to the contrary herein, the purchase of ETC Receivers and Licensee Receivers by ETC under this Section
2.6 shall be subject to Licensee's standard OEM supply terms and conditions, including but not limited to warranty, lead time/forecasting and support, and such additional terms and conditions as may be agreed upon by the parties in the Definitive Agreement. [CONFIDENTIAL INFORMATION OMITTED]




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                                                                    EXHIBIT 10.5


                  2.6.4 All invoices to ETC hereunder shall be payable, in immediately available funds, within [CONFIDENTIAL INFORMATION OMITTED] from the date of invoice, which shall be issued no earlier than the ship date for the ETC Receivers and/or Licensee Receivers covered by the invoice.

         2.7 Responsibilities. Licensee shall be solely responsible for the manufacture of the Licensee Receivers and ETC Receivers. Notwithstanding the foregoing, ETC shall provide Licensee with a reasonable amount of technical assistance from ETC relating to the development, manufacture and testing of the Licensee Receivers and ETC Receivers, particularly as relates to the Licensed Technology.

         2.8 [CONFIDENTIAL INFORMATION OMITTED]

         2.9 Serial Numbers and Smart Card Numbers. For the purpose of facilitating the activation of programming for Licensee Receivers and ETC Receivers by ESC, Licensee will provide ESC with a list, on paper and electronic media in the format acceptable to ESC, which includes the serial number of each Licensee Receiver and ETC Receiver and the corresponding Smart Card number for each Licensee Receiver and ETC Receiver prior to delivery to ETC, its Affiliates or its designee.

         2.10 [CONFIDENTIAL INFORMATION OMITTED]

         2.11 [CONFIDENTIAL INFORMATION OMITTED]

         2.12 [CONFIDENTIAL INFORMATION OMITTED]

         2.13 Warranty.

                  2.13.1 Licensee Receivers.

                           (a) Licensee shall warrant to each end-user of a
Licensee Receiver that such Licensee Receiver will be free from defects in materials and workmanship (labor and parts) for a period of [CONFIDENTIAL INFORMATION OMITTED] from the date of activation of the relevant Licensee Receiver by such end-user. [CONFIDENTIAL INFORMATION OMITTED]

                           (b) [CONFIDENTIAL INFORMATION OMITTED]

                  2.13.2 ETC Receivers.

                           (a) Licensee warrants to ETC that each ETC Receiver
will be free from defects in materials and workmanship (labor and parts) for a period of [CONFIDENTIAL INFORMATION OMITTED] from the date of shipment by Licensee or a Permitted Subcontractor to ETC, its Affiliates or its designee.



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                                                                    EXHIBIT 10.5


                           (b) [CONFIDENTIAL INFORMATION OMITTED]

2.14 [CONFIDENTIAL INFORMATION OMITTED] Licensee and ETC agree to work in good faith to attempt to establish commercial plans regarding Licensee sales of [CONFIDENTIAL INFORMATION OMITTED]

         3. TERM AND TERMINATION

         3.1 Term. This MOEMMA shall commence on the date first written above and shall continue for [CONFIDENTIAL INFORMATION OMITTED] thereafter, unless terminated sooner as provided in this MOEMMA (the "Term").
[CONFIDENTIAL INFORMATION OMITTED]

         3.2 Termination. This MOEMMA may be terminated by a party upon the occurrence of any of the following with respect to another party: (i) the other party commits a payment default which is not cured within ten (10) days of receipt of written notice from the first party, or (ii) the other party defaults on any duty or obligation or breaches any representation, warranty or covenant in this MOEMMA, and such default or breach is not cured within thirty (30) days of receipt of written notice from the first party.

4.       CONFIDENTIALITY

         4.1 General.

                  4.1.1 The negotiations leading to the MOEMMA and the negotiations leading to the Definitive Agreement (as defined in Section 5 below), together with all terms and conditions of each, as well as all financial, business, technical and other proprietary information disclosed or provided by any party to this MOEMMA and the Definitive Agreement and any Affiliates thereof, and all information generated therefrom including evaluations thereof ("Confidential Information") shall be kept and treated as strictly confidential and shall only be used by a party (and the persons and entities to whom such party is permitted to disclose such information under this MOEMMA and the Definitive Agreement) as necessary for such party to perform its duties and obligations under this MOEMMA and the Definitive Agreement, in each case for a period of [CONFIDENTIAL INFORMATION OMITTED] years after initial disclosure.

                  4.1.2 Notwithstanding anything to the contrary set forth herein, the parties shall have the right to disclose the fact of the existence of the Definitive Agreement, if and when signed, together with the minimum amount of other information deemed necessary by securities counsel to either party if such securities counsel in good faith determines that public disclosure of the information is necessary under federal or state securities laws applicable to such party. Disclosure of such information shall be coordinated in advance with the other party. Any such disclosure shall not permit the disclosing party to issue any press release or otherwise discuss or further disseminate the information contained in the securities filing in any manner.



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                                                                    EXHIBIT 10.5


         4.2 [CONFIDENTIAL INFORMATION OMITTED]

         4.3 [CONFIDENTIAL INFORMATION OMITTED]

         4.4 [CONFIDENTIAL INFORMATION OMITTED]

         4.5 Savings Clause. The terms and conditions set forth in this Section 4 are in addition to, and not in lieu of, any agreements of the parties respecting confidentiality executed by the parties on or before the date hereof.

5.       DEFINITIVE AGREEMENT

         5.1 Terms. The parties agree to enter into a definitive agreement memorializing the terms and conditions set forth herein and such other terms and conditions as the parties may otherwise agree to (the "Definitive Agreement"). As soon as practicable after the date first set forth above, the parties agree to promptly and diligently negotiate in good faith and use their respective reasonable commercial efforts to agree on the Definitive Agreement, which shall reflect the terms, conditions and intent of this MOEMMA and shall contain customary terms, conditions, representations, warranties and covenants for each party that would be found in agreements memorializing similar transactions. [CONFIDENTIAL INFORMATION OMITTED]

6.       MISCELLANEOUS

         6.1 Notice. Any notice required or permitted to be given hereunder shall be in writing and shall be sent by facsimile transmission, or by first class certified mail, postage prepaid, or by overnight courier service, charges prepaid, to the party notified, addressed to such party at the address set forth below, or sent by facsimile to the fax number set forth below, or such other address or fax number as such party may have substituted by written notice to the other parties. The sending of such notice with confirmation of receipt thereof (in the case of facsimile transmission) or receipt of such notice (in the case of delivery by mail or by overnight courier service) shall constitute the giving thereof:

               If to Licensee:  Thomson multimedia, Inc.
                                10330-No. Meridian St. [CONFIDENTIAL INFORMATION OMITTED]
                                Indianapolis, IN 46290
                                [CONFIDENTIAL INFORMATION OMITTED]

               With a copy to:  Thomson multimedia, Inc.
                                10330-No. Meridian St.
                                Indianapolis, IN 46290
                                [CONFIDENTIAL INFORMATION OMITTED]



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                                                                    EXHIBIT 10.5


               If to ETC:       EchoStar Technologies Corporation
                                90 Inverness Circle East
                                Englewood, Colorado 80112
                                [CONFIDENTIAL INFORMATION OMITTED]

               With a copy to:  EchoStar Technologies Corporation
                                90 Inverness Circle East
                                Englewood, Colorado 80112
                                [CONFIDENTIAL INFORMATION OMITTED]

               If to ESC:       EchoStar Satellite Corporation
                                5701 S. Santa Fe Drive
                                Littleton, Colorado 80120
                                [CONFIDENTIAL INFORMATION OMITTED]

               With a copy to:   EchoStar Satellite Corporation
                                 5701 S. Santa Fe Drive
                                 Littleton, Colorado 80120
                                 [CONFIDENTIAL INFORMATION OMITTED]

         6.2 Amendment and Waiver. Except as expressly provided to the contrary by this MOEMMA, no waiver or modification of any of the terms or conditions of this MOEMMA shall be effective unless in writing and signed by both parties. The failure or delay of either party to exercise any right hereunder shall not be deemed to be a waiver of such right, and the delay or failure of either party to give notice of, or to terminate this MOEMMA for, breach or default shall not be deemed to be a waiver of the right to do so for that or any subsequent breach or default or for the persistence in a breach or default of a continuing nature.

         6.3 Assignment. ETC and ESC may assign their respective rights and delegate their respective duties under this MOEMMA in whole or in part at any time. Licensee may not assign any rights or delegate any duties under this MOEMMA without the prior written consent of ETC and ESC, which consent may be withheld in their sole judgment. Any attempt to do so without such consent shall be void.

         6.4 Counterparts. This MOEMMA may be signed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

         6.5 Survival. Any provision of this MOEMMA which logically would be expected to survive termination or expiration of the MOEMMA shall survive.



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                                                                    EXHIBIT 10.5


         IN WITNESS WHEREOF, the parties hereto have caused this MOEMMA to be executed by their duly authorized officers or representatives as of the date first written above.


ECHOSTAR SATELLITE CORPORATION


By:
         -------------------------------------
         Charlie Ergen
         Chief Executive Officer and President


ECHOSTAR TECHNOLOGIES CORPORATION


By:
         -------------------------------------
         James DeFranco
         Executive Vice President


THOMSON MULTIMEDIA, INC. (LICENSEE)


By:
         -------------------------------------
         Name: Enrique Rodriguez
         Title: Executive Vice President



By:
         -------------------------------------
         Name: David Spomer
         Title: Vice President


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                                                    CONFIDENTIAL AND PROPRIETARY